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Vanguard/(R)/ Market Neutral Fund



Supplement to the Prospectus Dated December 3, 2007


The paragraph describing Fund Distributions on page 19 is replaced with the following:

The Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net capital gains realized from the sale of its holdings. Distributions generally occur annually in December. In addition, the Fund may occasionally make a supplemental distribution at some other time during the year. You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.













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Vanguard Marketing Corporation, Distributor.                       PS634A 062008